UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.

(Exact name of registrant as specified in charter)

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Address of principal executive offices) (Zip code)

Erik M. Herzfeld

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Name and address of agent for service)

Registrant's telephone number, including area code: 305-777-1660

Date of fiscal year end: 06/30

Date of reporting period: 12/31/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

The Herzfeld Caribbean Basin Fund, Inc.

Semi-Annual Report
December 31, 2019

Beginning with the distribution of the Fund’s December 31, 2020 semi-annual report in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, www.herzfeld.com/cuba, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The Herzfeld Caribbean
Basin Fund, Inc.

119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Investment Advisor

HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Administrator, Transfer Agent
And Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Sub-Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue Brooklyn
New York, NY 11219

Custodian

Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

Counsel

Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders

Thomas J. Herzfeld
Chairman and
Portfolio Manager

January 31, 2020

Dear Fellow Stockholders,

We are pleased to present our Semi-Annual Report for the six-month period ended December 31, 2019. On that date, the net asset value (“NAV”) of The Herzfeld Caribbean Basin Fund, Inc. (CUBA) was $7.84 per share, up 11.10% for the six months then ended, adjusted for distributions. The Fund’s share price closed the period at $6.62 per share, a gain of 13.49% over the same semi-annual time period, also adjusted for distributions. For calendar year 2019, the Fund’s net asset value appreciated 29.73% while the share price increased 47.27%; both figures are adjusted for distributions.

The Fund seeks long-term capital appreciation through investment in companies that we believe are poised to benefit from economic, political, structural, and technological developments in the Caribbean Basin. Some of the portfolio holdings in the region may benefit from the resumption of U.S. trade with Cuba. Since it is impossible to predict when the U.S. embargo will be lifted, we have concentrated on investments that we believe can do well even if there is no political or economic change with respect to Cuba.

Caribbean Update

In September 2019, Hurricane Dorian caused catastrophic damage to areas of the Bahamas as the Category 5 tropical cyclone stalled over the island chain, leaving tens of thousands homeless on the Abacos and Grand Bahama islands. Rebuilding from the damage caused by storm surges and 185 mph winds is expected to be difficult as debris still litters the most affected islands more than four months after the hurricane. The lack of housing and the potential loss of property records in affected areas is expected to further delay the recovery and rebuilding process.

Although the active hurricane season spared most of the Caribbean Basin, a series of earthquakes in Puerto Rico over the New Year reaffirmed the vulnerability the Caribbean has to natural disasters. These recent earthquakes were a major setback to the multi-year recovery effort in Puerto Rico following Hurricane Maria in 2017. Citing the lack of adequate financial oversight, the Trump administration has withheld up to $18 billion of Congressionally approved disaster relief aid to the island, making recovery from Hurricane Maria and the more recent earthquakes more difficult. The release of billions in aid would be a major stimulus to the island.

The Trump Administration also continues to limit U.S. relations with the Cuban government as U.S. policy has banned flights to all Cuban cities, except Havana, and has

Letter to Stockholders (continued)

Erik M. Herzfeld
President and
Portfolio Manager

sanctioned shipping vessels delivering Venezuelan oil to Cuba. We do not foresee the relationship improving under the current Administration as the Cuban government has been steadfast in its own resolve to maintain the status quo.

Despite natural disaster setbacks in the region and the difficult political environment with Cuba, the World Bank estimates that growth in the Caribbean will accelerate in 2020 to 5.6%, with much of that growth attributed to new offshore oil production out of Guyana. The region also remains a popular tourist destination and the strong economy in the U.S. is expected to continue to drive more consumer spending in the region by U.S. tourists. We continue to see positive growth signs related to both the ongoing rebuilding efforts in the region and the strong U.S. consumer spending.

Portfolio

The Fund followed its positive performance from the first half of 2019 through the calendar year end of 2019, as 39 of the 46 portfolio holdings generated positive returns. Our largest sector allocations to industrials and consumer discretionary were the main drivers of performance which gained 17.15% and 15.27%, respectively, in the second half of the calendar year. Our largest holding, MasTec, Inc (MTZ), gained 24.51% over the period as the specialty contractor beat earnings per share estimates for the 16th straight quarter. We expect MTZ to announce record revenues for 2019. Its services continue to be in demand as it reports full bookings for 2020 and is scheduling work for 2021.

Marriott Vacations Worldwide Corporation (VAC) was another top performer over the period gaining 34.69% as the company started to see benefits from its 2018 acquisition of ILG, LLC and the continued consumer strength in the U.S. economy. The board of VAC continues to be shareholder friendly as they raised the quarterly dividend by 20% and authorized a repurchase of an additional 4.5 million shares in July, on top of the 3 million share repurchase announced in December 2018. With low expectations of a recession in 2020, we expect VAC to continue to benefit from the current strength in consumer spending.

Since peaking in 2016, the stock price for Fresh Del Monte (FDP) struggled as margins declined and consumer tastes changed. Efforts over the past few years to diversify FDP away from bananas are now starting to show promise as both margins and EPS increased for the first time since 2016. FDP gained 30.41% in the period as management’s investments in new product lines began to “bear fruit.” FDP’s addition to the S&P SmallCap 600 also provided some buying pressure in September as the announcement led to a one day gain of 20.37% for the company.

Cemex SAB ADR (CX) was the largest detractor to the portfolio over the period dropping 9.67%. CX has struggled under the weight of its bloated debt load, the cancellation of a major airport project in Mexico City, and the continued slump in Mexican projects. The building materials company has been divesting assets and has been able to

Letter to Stockholders (continued)

refinance debt and amend asset coverage covenants, providing some flexibility. Since its August 2019 bottom, CX increased 32.52% as improvements to the balance sheet have started to materialize. Additionally, we believe that the expected signing of the United States-Mexico-Canada Agreement (USMCA) should remove an overhang on the company’s business due to the corresponding anticipated increase in GDP growth in Mexico and the surrounding regions.

PGT Innovations (PGTI) had a volatile last half of 2019, dropping 10.83% as it lowered future guidance. PGTI continues to be active in acquiring competitors as it purchased NewSouth Window Solutions for $92m in cash. Our investment thesis is that PGTI should trade above both peer and market multiples due to its dominant position in the impact-resistant door and window market. This thesis has not yet materialized. With increases in insurance premiums for those without impact-resistant doors and windows, the trend of strengthening building codes in the region, and our belief that the region will continue to see damaging storms and other natural disasters, our investment thesis remains intact and we continue to take a positive long-term view on the company.

Finally, First BanCorp Puerto Rico (FBP) declined 3.31% in the second half after a strong first half of 2019. We continue to be bullish on the bank as it maintains one of the lowest price to tangible book value ratios (1.07) amongst its peers in North America, the Caribbean, and Latin America. FBP continued to show solid revenue and net income growth hiking its quarterly dividend by 66.67% in the period. FBP also announced the purchase of Santander’s Puerto Rico operations for $1.1 billion to further increase its operations on the island. The acquisition is expected to close in the middle of 2020.

Outlook

We identified major headwinds in our fiscal year 2019 annual report that tempered our positive outlook for the region. These headwinds have mostly become tailwinds. The Trump administration appears poised to sign the USMCA after Congress voted in favor of the treaty, thereby providing much needed clarity for businesses desiring to allocate capital to the region. We see this as a major positive for the Mexican economy which has struggled over the last year.

There were also several developments that we believe positively impact the overall U.S. economy and that we believe will provide stimulus for the Caribbean region. The U.S. signed “phase 1” of a trade deal with China de-escalating the ongoing trade war. Although many of the tariffs remain, the partial removal of tariffs by the U.S. together with China’s agreement to buy more U.S. commodities (amongst other agreements) should be a positive development for GDP growth in both nations. Central banks have continued to stimulate their economies through asset purchases and lower rates. Although these measures take time to filter into the respective economies, we believe the positive effects of these stimulus measures will appear in 2020. We also do not expect the Federal

Ryan M. Paylor
Portfolio Manager

Letter to Stockholders (continued)

Reserve to make any hawkish changes to its monetary policy in an election year which should bode well for asset prices. With the U.S. consumer still in a position of strength, we expect the Caribbean Basin to remain a direct and important beneficiary of U.S. consumer discretionary spending.

Managed Distribution Plan Review

Stockholders will recall that on May 16, 2019, the Board of Directors of the Fund adopted a Managed Distribution Plan (“MDP”), consistent with its investment objective and policies, the primary purpose of which is to provide stockholders with a constant, but not guaranteed, fixed minimum rate of distribution each quarter (currently set at the annual rate of 15% of the Fund’s NAV as determined on June 30, 2019 and payable in quarterly installments). The Fund has made two quarterly distributions since the announcement of the MDP, the latest on December 31, 2019. The Fund cannot predict what effect, if any, the MDP will have on the market price of its shares or whether such market price will reflect a greater or lesser discount to NAV as compared to prior to the adoption of the MDP. The $0.284625 per share distribution on December 31st represented an annualized distribution of 17.20% based upon the market price of the Fund and 14.52% based upon the NAV, each as of December 31, 2019. For the six month period, the Fund’s discount to NAV narrowed from -16.23% to -15.56%, although it’s unknown to what extent the lessened discount can be attributed to the MDP.

Under the Plan, the Fund will distribute all available investment income to its stockholders, consistent with its investment objective and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The amount distributed per share is subject to change at the discretion of the Board. If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its stockholders in order to maintain its managed distribution level. The Fund expects that distributions under the Plan will exceed investment income and available capital gains and thus expects that distributions under the Plan will likely include returns of capital for the foreseeable future. The Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Board may amend the terms of the Plan, suspend the Plan, or terminate the Plan at any time without prior notice to the Fund’s stockholders if it deems such actions to be in the best interests of the Fund or its stockholders. Amendment, suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions, including but are not limited to, economic downturns impacting the markets, and changes in the Code.

The Fund remains committed to provide current quarterly distributions to the Fund’s stockholders. Together with our previously announced Tender Offer Policy, the MDP is a key component of our strategy to narrow the Fund’s current discount to NAV. We continue

Letter to Stockholders (continued)

to believe that efforts to reduce the discount should continue. Historical data shows that closed-end funds that provide regular distributions to stockholders throughout the year can be an effective strategy to reduce a discount.

Discussion of 2019 Annual Meeting

The Fund held its annual stockholder meeting on November 14, 2019 (“Annual Meeting”).

The Fund’s stockholders considered a non-binding stockholder proposal recommending that the Fund be dissolved. The number of votes cast “For” the proposal constituted 51% of the votes cast at the Annual Meeting and the number of votes cast “Against” the proposal constituted 49% of the votes cast at the Annual Meeting.

After the Annual Meeting, the Board met to consider the results of the stockholder vote on the non-binding stockholder proposal. Consistent with the results of the vote, the Board considered whether the Fund’s dissolution was in the best interest of all of the Fund’s stockholders. The Board evaluated a number of factors, including that less than 29% of the Fund’s outstanding shares voted for the proposal with almost 27% of the Fund’s outstanding shares voting against the proposal and approximately 45% of the Fund’s outstanding shares expressing no view on the proposal. The Board noted that, with respect to the stockholder proposal, almost 72% of the Fund’s outstanding shares voted against, abstained from voting or did not vote. The Board also considered the current year-to-date performance of the Fund, which was up approximately 38% in price for the period January 1, 2019 through October 31, 2019, adjusted for distributions, the previously announced three year plan to address the Fund’s discount, which has yet to fully take effect, and the upcoming U.S. Presidential election, which may prove to be an important event impacting both the Fund’s market price and its discount/premium to NAV. Consistent with the Board’s obligation to consider the most appropriate course for all stockholders, the Board determined to take no action to dissolve the Fund at this time and to allow the three year plan previously announced and any impact of the upcoming Presidential election to fully realize before re-evaluating.

Letter to Stockholders (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2019.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets

USA	56.18%	MasTec, Inc.	13.64%
Puerto Rico	14.35%	Royal Caribbean Cruises Ltd.	8.39%
Mexico	13.47%	Norwegian Cruise Line Holdings Ltd.	6.91%
Panama	10.29%	Popular Inc.	6.74%
Cayman	2.75%	First BanCorp. (Puerto Rico)	5.82%
Colombia	2.08%	Copa Holdings, S.A	5.00%
Cuba	0.00%	Marriott Vacations Worldwide Corp.	4.21%
Cash and Other Countries	0.88%	Lennar Corporation	4.12%
		NextEra Energy, Inc.	3.02%
		Fresh Del Monte Produce, Inc.	3.01%

Weekly net asset values and press releases by the Fund are available on our website at www.herzfeld.com/cuba.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld Chairman of the Board and Portfolio Manager	Erik M. Herzfeld President and Portfolio Manager	Ryan M. Paylor Portfolio Manager

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Schedule of Investments as of December 31, 2019 (unaudited)

Shares or Principal Amount	Description	Fair Value
Common stocks — 99.12% of net assets

Airlines — 8.07%
300,029	Avianca Holdings, S.A. ADR	$1,338,129
24,273	Copa Holdings, S.A.	2,407,266
13,474	ERA Group, Inc.*	137,031

Banking and finance — 18.34%
18,280	Bancolombia, S.A.	1,001,561
56,289	Banco Latinoamericano de Comercio Exterior, S.A.	1,203,459
16,956	Evertec, Inc.	577,182
264,477	First BanCorp. (Puerto Rico)	2,800,811
55,230	Popular, Inc.	3,244,763
3,844	W Holding Company, Inc.*[1]	—

Communications — 1.94%
15,698	América Móvil, S.A.B. de C.V. ADR	251,168
209,144	América Móvil, S.A.B. de C.V. Series L	167,030
479,175	Fuego Enterprises, Inc.*	95,835
207,034	Grupo Radio Centro S.A.B. de C.V.*	65,700
28,400	Grupo Televisa, S.A.B. ADR	333,132
32,272	Spanish Broadcasting System, Inc.*	10,650
14,017	Telesites S.A.B. Series B-1*	10,379

Conglomerates and holding companies — 0.00%
250,000	Admiralty Holding Company*[1]	—

Construction and related — 20.87%
270,645	Cemex, S.A.B. de C.V. ADR	1,023,038
20	Ceramica Carabobo Class A ADR*[1]	—
3,000	Martin Marietta Materials	838,920
102,297	MasTec, Inc.*	6,563,376
60,170	PGT Innovations, Inc.*	897,135
5,000	Vulcan Materials	719,950

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2019 (unaudited)

Shares or Principal Amount	Description	Fair Value
Consumer products and related manufacturing — 2.25%
6,000	Watsco, Inc.	$1,080,900

Food, beverages and tobacco — 9.11%
740,000	Becle, S.A.B. de C.V.	1,375,719
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	178,262
14,610	Fomento Económico Mexicano, S.A.B. de C.V. ADR	1,380,791
41,341	Fresh Del Monte Produce, Inc.	1,446,108

Housing — 4.12%
35,500	Lennar Corporation	1,980,545

Investment companies — 0.00%
70,000	Waterloo Investment Holdings Ltd.*[1]	—

Leisure — 22.21%
25,518	Carnival Corporation	1,297,080
15,745	Marriott Vacations Worldwide Corporation	2,027,326
56,944	Norwegian Cruise Line Holdings Ltd.*	3,326,099
30,229	Royal Caribbean Cruises Ltd.	4,035,874

Mining — 0.02%
3,872	Grupo México, S.A.B. de C.V. Series B	10,645

Retail — 1.45%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	93,548
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	603,519

Service — 2.57%
6,600	Grupo Aeroportuario ADR	1,236,774

Trucking and marine freight — 1.80%
204	Seaboard Corporation	867,112

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2019 (unaudited)

Shares or Principal Amount	Description	Fair Value
Utilities — 5.78%
12,000	Caribbean Utilities Ltd. Class A	$186,480
70,025	Consolidated Water Company Ltd.	1,141,408
700	Cuban Electric Company (Note 3)*[1]	—
6,000	NextEra Energy, Inc.	1,452,960

Other — 0.59%
25,000	Geltech Solutions, Inc.*	2,600
55,921	Margo Caribe, Inc.*	279,605
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	—

Total common stocks (cost $35,022,374)		47,689,870

Bonds — 0% of net assets
$165,000	Republic of Cuba — 4.5%, 1977 - in default (Note 3)*[1]	—

Total bonds (cost $63,038)		—

Total investments (cost $35,085,412) – 99.12% of net assets		47,689,870

Other assets less liabilities — 0.88% of net assets		422,892

Net assets — 100%		$48,112,762

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2019 (unaudited)

The investments are concentrated in the following geographic regions (as percentages of net assets)(unaudited):

United States of America	56.18%
Puerto Rico	14.35%
Mexico	13.47%
Panama	10.29%
Other, individually under 5%**	5.71%
100.00%

[1]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.00% of net assets.
*	Non-income producing
**	Amount includes other assets less liabilities of 0.88%

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of December 31, 2019 (unaudited)

ASSETS

Investments in securities, at fair value (cost $35,085,412) (Notes 2 and 3)		$47,689,870
Cash		365,434
Foreign currencies, at value (cost $163)		173
Dividends receivable		60,969
Deferred offering costs (shelf) (Note 7)		22,558
Other assets		141,460

TOTAL ASSETS		48,280,464

LIABILITIES

Accrued investment advisor fee (Note 4)	$59,478
Accrued Administrator fees	8,819
Accrued professional fees	20,319
Accrued directors fees	42,332
Accrued custody fee	21,328
Accrued other expenses	15,426

TOTAL LIABILITIES		167,702

NET ASSETS (Equivalent to $7.84 per share based on 6,133,659 shares outstanding)		$48,112,762

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 6,133,659 shares issued and outstanding		$6,134
Additional paid-in capital		40,027,910
Accumulated earnings		8,078,718

NET ASSETS		$48,112,762

See accompanying notes to the financial statements.

Statement of Operations For the Six Months Ended December 31, 2019 (unaudited)

INVESTMENT INCOME AND EXPENSES

Dividends (net of foreign withholding tax of $10,862)		$377,670

Investment advisor fees (Note 4)	$342,605
Professional fees	99,473
Director fees	66,174
Custodian fees	42,328
Compliance and operational support services fees (Note 4)	37,800
Listing fees	15,117
Transfer agent fees	12,093
Printing and postage	5,421
Administration fees	2,726
Proxy services	2,050
Other	965
Total investment expenses		626,752

NET INVESTMENT LOSS		(249,082)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments and foreign currency	(1,069,889)
Change in unrealized appreciation/depreciation on investments and foreign currency	6,381,775

NET GAIN ON INVESTMENTS		5,311,886

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$5,062,804

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2019 (unaudited)	Year Ended June 30, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(249,082)	$(486,576)
Net realized gain/(loss) on investments and foreign currency	(1,069,889)	1,080,547
Change in unrealized appreciation/depreciation on investments and foreign currency	6,381,775	(1,229,196)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,062,804	(635,225)

DISTRIBUTIONS TO STOCKHOLDERS	(659,975)	(1,870,766)

RETURN OF CAPITAL	(2,831,610)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,571,219	(2,505,991)

NET ASSETS

Beginning of period	46,541,543	49,047,534

End of period	$48,112,762	$46,541,543

See accompanying notes to the financial statements.

Financial Highlights

	Six Months Ended December 31,	Year Ended June 30
	2019 (unaudited)	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each period)
Net asset value, beginning of period	$7.59	$8.00	$8.32	$6.47	$7.43	$9.12
Operations:
Net investment loss[1]	(0.04)	(0.08)	(0.11)	(0.14)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	0.86	(0.02)	(0.09)	2.12	(0.80)	(0.08)
Total from operations	0.82	(0.10)	(0.20)	1.98	(0.87)	(0.19)

Distributions:
From net realized gains	(0.11)	(0.31)	(0.12)	(0.13)	(0.16)	(0.64)
From return of capital	(0.46)	—	—	—	—	—
Total distributions	(0.57)	(0.31)	(0.12)	(0.13)	(0.16)	(0.64)

Dilutive effect of rights offering	—	—	—	—	—	(0.86)
Accretive effect of ATM offering	—	—	—	—	0.07	—
Accretive effect of shares in reinvestment of distribution	—	—	—	—	0.00 [2]	0.00 [2]

Net asset value, end of period	$7.84	$7.59	$8.00	$8.32	$6.47	$7.43
Per share market value, end of period	$6.62	$6.36	$6.60	$7.20	$6.11	$9.46
Total Investment return based on market value per share[3]	13.49%[4]	2.16%	(6.82)%	20.17%	(33.73)%	25.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$48,113	$46,542	$49,048	$51,047	$39,699	$41,611
Ratio of expenses to monthly average net assets	2.65%[5]	2.79%	2.72%[6]	3.36%[7]	3.20%	2.97%
Ratio of net investment loss to monthly average net assets	(1.05)%[5]	(1.06)%	(1.29)%[6]	(1.86)%[7]	(0.99)%	(1.36)%
Portfolio turnover rate	1%[4]	6%	19%	16%	9%	14%

[1]	Computed by dividing the respective period’s amounts from the Statement of Operations by the average outstanding shares for each period presented.
[2]	Amount rounds to less than $0.01.
[3]

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the net asset value of the Fund on the dividend ex-date.

[4]	Not annualized.
[5]	Annualized.
[6]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.22% (Note 7).
[7]	This figure includes expenses incurred as a result of the expiration of the Fund’s ATM offering. The overall impact on the Fund’s ratios is an increase of 0.63% (Note 7).

See accompanying notes to the financial statements.

Notes to Financial Statements (unaudited)

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended, and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA.”

The Fund’s investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants

Notes to Financial Statements (unaudited)

would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for

Notes to Financial Statements (unaudited)

which quotations are not readily available are valued at fair value as determined, in good faith, by the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks
USA	$26,934,834	$95,835	$—	$27,030,669
Mexico	6,412,837	65,700	—	6,478,537
Puerto Rico	6,902,361	—	—	6,902,361
Panama	4,948,854	—	—	4,948,854
Cayman	1,327,888	—	—	1,327,888
Colombia	1,001,561	—	—	1,001,561
Bonds
Cuba	—	—	—	—
Total Investments in securities	$47,528,335	$161,535	$—	$47,689,870

The fair valued securities (Level 3) held in the Fund consisted of Cuban Electric Company, Ceramica Carabobo, Siderurgica Venezolana Sivensa S.A., Admiralty Holding Company, Waterloo Investment Holding, W Holding Company and Republic of Cuba 4.5% bond. There was no change in value since June 30, 2019, therefore no Level 3 reconciliation table is needed.

Under procedures approved by the Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when recommending a fair value. The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discount may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Advisor employs various

Notes to Financial Statements (unaudited)

methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex- dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodian, Fifth Third Bank N.A. The Fund also transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (unaudited)

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income or excise tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Under a managed distribution plan, beginning in fiscal year ending June 30, 2020, the Fund will pay distributions to stockholders payable in quarterly installments at an annual rate, currently set at 15% of the Fund’s NAV for the fiscal year ending June 30, 2019. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the six months ended December 31, 2019, a distribution from return of capital of $0.284625 and $0.177026 per share was declared on September 20, 2019 and December 20, 2019, respectively, and a distribution from long-term capital gains of $0.107599 per share was declared on December 20, 2019.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which the amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds, $140,000 purchased for $52,850 on February 15, 1995 and $25,000 purchased for $10,188 on April 27, 1995, that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of December 31, 2019, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, 482 shares purchased for $4,005 on September 30, 2005 and 218 shares purchased for $1,812 on September 30, 2005, which are currently segregated and restricted from transfer. As of

Notes to Financial Statements (unaudited)

December 31, 2019, the position, was valued at $0 under procedures approved by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Transactions with Affiliates

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the six months ended December 31, 2019 amounted to $342,605 of which $59,478 is payable as of December 31, 2019. Mr. Thomas J. Herzfeld is the owner of the Advisor.

TMorgan Advisers, LLC (“TMA”) and Duff & Phelps (“D&P”), LLC have been engaged by the Advisor to provide, among other things, certain compliance and operational support services with respect to the Fund, including the services of Mr. Thomas K. Morgan as the Fund’s chief compliance officer. A portion of the fees paid to TMA and D&P are allocated to the Fund for payment based on the estimated percentage of time spent by the personnel of TMA and D&P on the services provided to the Fund. The Fund may pay the amount of the fee allocated to it for compliance and support services directly to TMA and D&P or reimburse the Advisor for the Fund’s portion of such fees paid by the Advisor to TMA and D&P. For the six months ended December 31, 2019, the total compliance and operational support services fees paid or payable by the Fund amounted to $37,800.

Other Service Providers

Under a Master Services Agreement between Ultimus Fund Solutions, LLC (“Ultimus”) and the Fund, Ultimus is responsible for fund administration, including generally managing the administrative affairs of the Fund, and supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for fund accounting, including calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus also serves as the transfer agent and provides shareholder services to the Fund. The Master Services Agreement permits Ultimus to subcontract for the provision of services it has contracted for under the Master Services Agreement, and Utimus has subcontacted transfer agency services to American Stock Transfer & Trust Company, LLC. Ultimus is entitled to receive a fee in accordance with the agreement and was paid $3,905 for the period ended December 31, 2019.

The Fund has entered into an agreement with Fifth Third Bank N.A. to serve as the custodian for the Fund’s assets.

NOTE 5. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2019, purchases and sales of investment securities were $338,928 and $3,743,010, respectively.

Notes to Financial Statements (unaudited)

NOTE 6. INCOME TAX INFORMATION

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $181,484 due to wash sale adjustments and book-to-tax adjustments to partnership investment. As of December 31, 2019, gross unrealized gains were $15,887,891 and gross unrealized losses were $(3,464,907) for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2019 result from differences between book and tax accounting for the characterization of foreign currency losses, partnership adjustments, and the reclassification of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

	Total Distributable Earnings	Additional Paid in Capital
Year ended June 30, 2019	$586,395	$(586,395)

At June 30, 2019, the Fund had undistributed capital gains of $659,974.

At June 30, 2019, the Fund had a long-term capital loss carryover of $0. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitation.

As of June 30, 2019, the Fund had $0 of post-October losses which are deferred until fiscal year 2020 for tax purposes. Capital losses incurred after October 31 (“post-October losses”) within that taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2019, the Fund had $193,684 of qualified late-year ordinary losses, which are deferred until fiscal year 2020 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions. Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2016. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

Notes to Financial Statements (unaudited)

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the six months ended December 31, 2019.

The tax character of distributions paid to stockholders during the fiscal year ended June 30, 2019 and June 30, 2018 were as follows: long-term capital gains of $1,870,766 and $723,772, respectively.

NOTE 7. CAPITAL SHARE TRANSACTIONS

2018 Shelf Registration

The Fund has incurred approximately $22,558 of offering costs in association with a shelf registration, which is recorded as deferred offering costs and will be amortized over the life of the shelf registration if and when new shares are issued. These costs are categorized as deferred offering costs (shelf) on the Statement of Assets and Liabilities. As of December 31, 2019, $0 has been amortized.

2015 ATM Offering and Shelf Registration

In connection with its At-The-Market (“ATM”) offering, as of the expiration of the offering, the Fund had issued a total of 524,400 shares of common stock. The net asset value of the Fund’s common shares was increased by approximately $0.07 per share as a result of the share issuance.

The Fund incurred approximately $410,585 of offering costs in association with the offering, which was recorded as a deferred offering cost and amortized over the life of the offering as new shares were issued. At the expiration of the offering, $122,223 of offering costs had been amortized. Upon expiration of the offering, the remaining $288,362 of offering costs was expensed to legal expense (professional fees), audit expense (professional fees), printing and postage, and other expenses.

Additionally, the Fund incurred approximately $120,115 of offering costs in association with a shelf registration, which was recorded as a deferred offering cost and amortized over the life of the shelf registration as new shares were issued. At the expiration of the shelf registration $4,719 of offering costs had been amortized. Upon expiration of the shelf registration, the remaining $115,396 of offering costs were expensed to legal expense (professional fees), audit expense (professional fees), printing and postage and registration expense.

Year-End Distributions

On December 31, 2019, the Fund paid a year-end distribution of $0.284625 per share in cash.

On December 28, 2018, the Fund paid a year-end distribution of $0.305 per share in cash.

Notes to Financial Statements (unaudited)

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S.

Notes to Financial Statements (unaudited)

Dollars. Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Managed Distribution Risk

Under the managed distribution plan, the Fund makes quarterly distributions to stockholders at a rate set once a year that is a percentage of the Fund’s NAV at its most recent fiscal year-end, that may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. A return of capital occurs when some or all of the money that stockholders invested in the Fund is paid back to them. A return of capital does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a less than opportune time. There is a risk that amendment or termination of the managed distribution plan could have an adverse effect on the market price of the Fund’s shares.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements.

Section 19(a) Notices

The Herzfeld Caribbean Basin Fund, Inc.’s (CUBA) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	$0.00	0%	$0.00	0%
Net Realized Short-Term Capital Gains	$0.00	0%	$0.00	0%
Net Realized Long-Term Capital Gains	$0.107599	37.80%	$0.107599	18.90%
Return of Capital(a)	$0.177026	62.20%	$0.461651	81.10%
Total (per common share)	$0.284625	100%	$0.56925	100%

(a)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund are returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, are available on the Fund’s website http://www.herzfeld.com/cuba

Results of November 14, 2019 Stockholders Meeting

The annual meeting of stockholders of the Fund was held on November 14, 2019. At the meeting two nominees for Board of Directors posts were elected, as follows:

	Votes For	Votes Withheld or Against
John A. Gelety	3,811,421.506	1,263,277.480
Ann S. Lieff	3,797,289.896	1,277,409.090

The terms of office as directors of Thomas J. Herzfeld, Cecilia L. Gondor, and Kay W. Tatum continued after the meeting.

In addition, the following non-binding stockholder proposal was presented for consideration at the meeting:

RESOLVED, that the stockholders recommend that The Herzfeld Caribbean Basin Fund, Inc. be dissolved.

The voting result with respect to the non-binding Stockholder Proposal was as follows:

	Votes For	Votes Against
Stockholder Proposal	1,742,261.070	1,650,152.253

Quarterly Portfolio Reports

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s EDGAR database at www.sec.gov.

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, and a description of the Fund’s policies and procedures used to determine how to vote proxies relating to its portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy

We consider customer privacy to be an essential part of our investor relationships and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ non-public personal information. We have developed policies that are designed to protect this confidentiality, while permitting stockholder needs to be served.

Obtaining Personal Information

While providing stockholders with products and services, we, and certain service providers, such as the Fund’s Transfer Agents and/or Administrators, may obtain non-public personal information about stockholders, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) stockholder transactions, (iv) a stockholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from stockholders may include the stockholder’s name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the stockholder’s personal bank account information and/or email address if the stockholder has provided that information, as well as the stockholder’s transaction and account history with the Fund.

Respecting Your Privacy

We do not disclose any non-public personal information provided by stockholders or gathered by us to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining stockholder accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. In many instances, the stockholders will be clients of a third party, but we may also provide a stockholder’s personal and account information to the stockholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to report or disclose personal or account information to third parties in circumstances where we believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the Fund’s Investment Advisor. In addition, we may disclose information about a stockholder or a stockholder’s accounts to a third party at the stockholder’s request or with the consent of the stockholder.

Procedures to Safeguard Private Information

We are committed to our obligation to safeguard stockholder non-public personal information. In addition to this policy, we have implemented procedures that are designed to limit access to a stockholder’s non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining

Privacy Policy

stockholder accounts or otherwise providing services the stockholder requested. Physical, electronic and procedural safeguards are in place to guard a stockholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund, the Investment Advisor or their service providers may use a variety of technologies to collect information that helps the Fund, the Investment Advisor and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund’s or the Investment Advisor’s and/or their service providers’ website, the Fund or the Investment Advisor, their service providers, or third party firms engaged by the Fund or the Investment Advisor and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund and the Investment Advisor do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, we may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Dividend Reinvestment Plan

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.

American Stock Transfer & Trust Company, LLC (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.

CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.

MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.

MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts

Dividend Reinvestment Plan (continued)

to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.

The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.

Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

7.

There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

Dividend Reinvestment Plan (continued)

8.

The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.

The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

10.

Each registered Participant may terminate his or her account under the Plan by calling the Agent at (877) 283-0317. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to

Dividend Reinvestment Plan (continued)

deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.

These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

As of: December 13, 2019

Discussion Regarding the Approval of the Investment Advisory Agreement

The Fund’s Board of Directors (the “Board”), including a majority of those directors who are not “interested persons” as such term is defined in the 1940 Act (“Independent Directors”), unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”) at a meeting held on August 15, 2019.

In connection with its approval of the continuance of the Advisory Agreement, the Board noted that it was provided with written materials provided by the Advisor and by the Fund’s legal counsel including (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Advisory Agreement, (ii) a letter from the Advisor containing detailed information about the Advisor’s services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the Advisory Agreement between the Fund and the Advisor; (iv) the Advisor’s Form ADV Parts 1A, and 2A and 2B; (v) audited financial statements for the Advisor for the year-ended December 31, 2018 and unaudited financial statements for the six months ended June 30, 2019; (vi) comparative performance data for the Fund relative to peer funds (foreign equity funds including emerging market and Latin American regional and single country funds) for the six-month and the twelve-month periods ended June 30, 2019 and (vii) comparative statistics and expense ratios and fee data for the Fund relative to foreign equity closed-end peer funds.

During its deliberations on whether to approve the continuance of the Advisory Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services will meet the needs of the Fund and its stockholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisers, which manage investment companies with investment objectives, strategies and policies similar to those of the Fund, the Advisor’s history and experience providing investment services to the Fund, and its knowledge of the closed-end fund industry’s use of leverage. The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the Advisory Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated an ability to retain qualified personnel.

Both at the meeting and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund’s performance relative to other investment companies and funds in the Caribbean and Latin American regions. The Board considered performance of the Fund, noting that the Fund’s net asset value performance was reasonable compared to funds used in the comparative data for the six-month and twelve-month periods ended June 30, 2019, but noted that there were no other funds focused on the Caribbean Basin region. The Board concluded that the performance of the Fund was within an acceptable range of performance relative to other funds used in the comparison.

Discussion Regarding the Approval of the Investment Advisory Agreement (continued)

The Board considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor providing services to the Fund, as well as the Advisor’s profitability. The Board considered the advisory fees paid to the Advisor by the Fund and relevant comparable fee data and statistics of Latin American-specialist and small foreign equity funds. The Board noted that there are no funds with which to make a direct comparison because of the Fund’s unique strategy. The Board also noted that the Fund is smaller than many Latin American regional funds, and, therefore its total expense ratio is relatively higher than funds presented in the comparison. The Board further discussed the services by the Advisor and concluded that the advisory services performed were efficient and satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Advisor’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Board recognized that because of the closed-end structure of the Fund, and that there is no influx of additional capital expected, this particular factor is less relevant to the Fund than it would typically be to an open-end fund. The Board concluded that the potential for the Fund to achieve economies of scale was limited because the Fund is a closed-end fund.

The Board also considered in its deliberations the Advisor’s services and performance from the regular Board meetings held throughout the year, including the Board’s discussion of the Fund’s investment objective, long-term performance, investment style and process. The Board noted the high level of diligence with which it reviews and evaluates the Advisor throughout the year and the extensive information provided with respect to the Advisor’s performance and the Fund’s expenses on a quarterly basis. The Board also considered whether any events occurred or whether additional information or data was necessary for their review that would constitute a reason not to renew the Agreement and concluded there were not.

After further consideration of the factors discussed above and information presented at the August 15, 2019 meeting and at previous meetings of the Board, the Board, and the Independent Directors, determined to continue the Advisory Agreement for an additional one-year period. In arriving at its decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling.

Officers and Directors

Officers

ERIK M. HERZFELD
President

THOMAS K. MORGAN
Chief Compliance Officer and
Assistant Secretary

ALICE H. THAM
Secretary

ZACHARY P. RICHMOND
Treasurer

Directors

THOMAS J. HERZFELD
Interested Director, and Chairman
of the Board

JOHN A. GELETY
Independent Director

CECILIA L. GONDOR
Independent Director

ANN S. LIEFF
Independent Director

KAY W. TATUM, Ph.D.
Independent Director

Portfolio Managers

THOMAS J. HERZFELD
Portfolio Manager

ERIK M. HERZFELD
Portfolio Manager

RYAN M. PAYLOR
Portfolio Manager

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE HERZFELD CARIBBEAN BASIN FUND, INC.

119 Washington Avenue
Suite 504
Miami Beach, FL 33139

ITEM 2. CODE OF ETHICS

NOT APPLICABLE – disclosed with annual report

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

NOT APPLICABLE – disclosed with annual report

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

NOT APPLICABLE – disclosed with annual report

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

NOT APPLICABLE – disclosed with annual report

ITEM 6. INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

NOT APPLICABLE – disclosed with annual report

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

NOT APPLICABLE – disclosed with annual report

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2019 and ending July 31, 2019)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2019 and ending August 31, 2019)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2019 and ending September 30, 2019)	0	n/a	n/a	n/a
Month #4 (beginning October 1, 2019 and ending October 31, 2019)	5,730	n/a	n/a	n/a
Month #5 (beginning November 1, 2019 and ending November 30, 2019)	0	n/a	n/a	n/a
Month #6 (beginning December 1, 2019 and ending December 31, 2019)	5,550	n/a	n/a	n/a

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

NOT APPLICABLE – disclosed with annual report

ITEM 13. EXHIBITS.

(a)(1) Not applicable – filed with annual report

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.
(Registrant)

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President
(principal executive officer)
Date: March 03, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President
(principal executive officer)
Date: March 03, 2020

By:	/s/ Zachary P. Richmond
Zachary P. Richmond
Treasurer
Date: March 03, 2020